Exhibit 10.10

LINCOLN NATIONAL CORPORATION

SUPPLEMENTAL RETIREMENT PLAN

(The “O&E SERP”)

Amendment & Restatement Effective December 31, 2007

(except as otherwise indicated)

The Lincoln National Corporation Supplemental Retirement Plan (the “Plan”) is hereby adopted effective December 31, 2007 by Lincoln National Corporation on behalf of itself and its affiliates (the “Corporation”). The Plan is an amendment and restatement of an assortment of pre-existing individual and group plans, programs and arrangements that provide deferred compensation for select Employees and Agents of Lincoln National Corporation and its affiliates (the “Predecessor Plans”). This Plan incorporates changes made to the Predecessor Plans in order to comply with Code section 409A, added by the American Jobs Creation Act of 2004. This Plan also provides for the cessation or “freeze” of benefit accruals for certain benefits effective December 31, 2007, as described in the attached Appendix A.

The purpose of the Plan is to provide supplemental retirement benefits to select Employees and Agents of the Corporation. In general, Plan benefits are not intended to make up or restore benefits that cannot be paid under the Corporation’s qualified retirement plans due to Internal Revenue Service limitations on the amount of annual benefits payable under tax-qualified plans, and the amount of compensation that can be considered under a tax-qualified plan formula.

The Plan is intended (1) to comply with Code section 409A and the official guidance issued thereunder, except with respect to Grandfathered Benefits, and (2) to be “a plan which is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees” within the meaning of sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. Notwithstanding any other provision of this Plan, this Plan shall be interpreted, operated and administered in a manner consistent with these intentions.

ARTICLE I

DEFINITIONS

Wherever used herein the terms below shall have the following meaning:

“ABGA Agent” means an agency building general agent for the legacy Jefferson Pilot Life Insurance Company (merged with and into the Lincoln National Life Insurance Company on April 2, 2007).

“Affiliate” means any corporation or other entity that is treated as a single employer with the Corporation under section 414 of the Code.

“Agents” means, collectively, any ABGA Agents, DAN Agents, or LNL Agents who are eligible to receive a benefit under the Plan as described in Article III.

“Benefit Commencement Date” means the date that Plan benefits are scheduled to be paid in a cash lump sum, or scheduled to begin to be paid if the benefits are expressed as periodic payments (an annuity or installments), as set forth in Appendix A.

“Benefit Determination Date” means the date that Plan benefits are calculated.

“Change of Control” means an event that qualifies as a change of control of the Corporation under the Lincoln National Corporation Executives’ Severance Benefit Plan (as in effect immediately prior to such change of control).

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee of the Corporation’s Board of Directors or such other committee as may be appointed by the Board of Directors from time to time.

“Corporation” means Lincoln National Corporation or any successor corporation or other entity.

“Disabled” means, with respect to a Participant, that the Participant has been determined to be disabled as defined in the applicable Qualified Plan.

“DAN Agent” means a district agency network agent aligned with the legacy Jefferson Pilot Life Insurance Company’s retail sales organization (merged with and into the Lincoln National Life Insurance Company on April 2, 2007).

“Grandfathered Benefit” means, with respect to terminated vested participants as of December 31, 2004, or active Participants who have not accrued a benefit under this Plan since December 31, 2004, the benefit amounts earned and vested under this Plan pursuant to Article III as of December 31, 2004 within the meaning of Code section 409A and the official guidance thereunder. Except as specified herein, Grandfathered Benefits are subject to the distribution rules in effect as of December 31, 2004.

“Employee” means an individual who is a regular employee on the U.S. payroll of the Corporation or an Employer. The term “Employee” shall not include a person hired as an independent contractor, leased employee, consultant, or a person otherwise designated by the Corporation or an Employer as not eligible to participate in the Plan, even if such person is determined to be an “employee” of the Corporation or a Participating Employer by any governmental or judicial authority.

“Employer” means Lincoln National Corporation and any Affiliates who has adopted this Plan as a Participating Employer.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Key Employee” means an Employee treated as a “specified employee” as of his Separation from Service under Code section 409A(a)(2)(B)(i) of the Corporation or its Affiliates, i.e., a key employee (as defined in Code section 416(i) without regard to paragraph (5) thereof) . Key Employees shall be determined in accordance with Code section 409A for a specific calendar year using the December 31st of the previous calendar year as the determination date. A listing of Key Employees as of an identification date shall be effective for the 12-month period beginning on the April 1st following the identification date.

“LNL Agent” means a full-time life insurance salesman for Lincoln National Life Insurance Company.

“Participant” means any Employee, LNL Agent, ABGA Agent, or DAN Agent who has accrued a Plan benefit described in the attached Appendix A.

“Plan” means the Lincoln National Corporation Supplemental Retirement Plan, as set forth herein and as amended from time to time.

“Plan Administrator” means the Senior Vice President of Human Resources.

“Present Value” means, for a Participant whose Plan benefits are expressed as an annuity, the lump sum present value of the accrued benefit calculated using the actuarial assumptions for calculating lump sum amounts under the qualified retirement plan under which the Participant is eligible to receive a benefit, except as specifically stated otherwise.

“Separation from Service” or “Separate from Service” means a “separation from service” within the meaning of Code section 409A.

ARTICLE II

PARTICIPATION

Participation in the Plan by an Employee, LNL Agent, ABGA Agent, or DAN Agent begins when the individual is designated as a Participant in the Plan and begins to accrue a Plan benefit as described in the attached Appendix A.

ARTICLE III

PLAN BENEFITS

Participants shall accrue benefits under this Plan as described in the attached Appendix A. Plan benefits are 100% vested at all times.

ARTICLE IV

DISTRIBUTION OF BENEFITS

4.1. Benefit Commencement Date. Except as specified in Section 4.6 below, a Participant’s benefits shall be paid, or begin to be paid, as soon as practicable after his or her Benefit Determination Date, but in no event later than ninety (90) days after such date. Each Participant’s Benefit Determination Date is set forth in the applicable section of Appendix A.

4.2 Benefit Distribution Form. Absent an effective alternative election pursuant to Section 4.4 below, a Participant’s benefit will be paid, or begin to be paid, in the form indicated in Appendix A.

4.3 Distributions Upon Death. To the extent that a pre-retirement death benefit is payable with respect to a Participant’s benefit, as indicated in Appendix A, in the event of the death of the Participant before benefits have commenced, benefits will be paid, or begin to be paid, to the Participant’s beneficiary as soon as practicable after the Participant’s death, but in no event later than 90 days after the Participant’s death. In the event of the death of the Participant after benefits have commenced, benefits under the Plan will continue to be paid to the Participant’s beneficiary in the distribution form already begun. In the event that a Participant dies and has not properly designated a beneficiary, or if no designated beneficiary is living on the date of distribution, such amount shall be distributed to the Participant’s estate.

4.4 Alternative Elections. A Participant may, in the sole discretion of the Plan Administrator, elect a different Benefit Commencement Date or Benefit Distribution Form other than those set forth in Appendix A by making an alternative election. Only one alternative election may be made, and the election is irrevocable once made. Any alternative election must be made in accordance with procedures established by the Plan Administrator, and must be made at least 366 days prior to the Participant’s original Benefit Commencement Date (elections shall not take effect for twelve (12) months after the date on which the election is made).

With the exception of Grandfathered Benefits, no alternative election made pursuant to this Section 4.4 may result in an impermissible acceleration of payment, including accelerations of payment as defined under Code section 409A.

4.5 Cash Out of Lump Sums. Notwithstanding the Benefit Distribution Form indicated in Appendix A, or any election pursuant to Section 4.4 above by a Participant to the contrary, and subject to Section 4.6 below, if the Present Value of a Participant’s benefit is $15,500 or less at the time the Participant Separates from Service, the benefit shall be distributed to the Participant in a lump sum payment as soon as administratively possible after Separation from Service, but in no event later than 90 days.

4.6 Distributions to Key Employees. Notwithstanding any other provision of this Plan to the contrary, in the event a Participant is a Key Employee as of the date of his or her Separation from Service, distributions to such Participant shall not be paid earlier than six months after the date on which such Key Employee Separates from Service. However, this Section 4.6 shall not apply in the case of benefits that were earned and vested prior to January 1, 2005. Interest shall not accrue on such undistributed amounts during the period of delay. Unless specified otherwise, the first payment of an annuity Benefit Distribution Form shall include aggregated payments in arrears for the previous six months.

This Section 4.6 shall not apply to Grandfathered Benefits.

4.7 Effect of Early Taxation. If a Participant’s benefits under the Plan are includable in income pursuant to Code section 409A, such benefits shall be distributed immediately to the Participant.

4.8 Permitted Delays. Notwithstanding the foregoing, any payment to a Participant under the Plan shall be delayed upon the Committee’s reasonable anticipation of one or more of the following events:

(a) The Corporation’s deduction with respect to such payment would be eliminated by application of Code section 162(m); or

(b) The making of the payment would violate Federal securities laws or other applicable law;

provided, that any payment delayed pursuant to this Section 4.8, other than a Grandfathered Benefit, shall be paid in accordance with Code section 409A.

ARTICLE V

ADMINISTRATION

5.1 General Administration. The Committee shall be responsible for the operation and administration of the Plan and for carrying out the provisions hereof. The Committee shall have the full authority and discretion to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions, including interpretations of this Plan, as may arise in connection with this Plan. Any such action taken by the Committee shall be final and conclusive on any party. To the extent the Committee has been granted discretionary authority under the Plan, the Committee’s prior exercise of such authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports furnished by any actuary, accountant, controller, counsel or other person employed or engaged by the Corporation with respect to the Plan. The Committee may, from time to time, employ agents and delegate to such agents, including employees of the Corporation, such administrative duties as it sees fit. The Committee delegated the review of claims and appeals for benefits under this Plan to the Benefit Appeals Committee of the Corporations’ Benefits Committee, effective September 15, 2004 (the “Appeals Committee”). Effective November 5, 2007, the Committee delegates to the Senior Vice President of Human Resources responsibility for operating and administering the Plan.

5.2 Claims for Benefits.

(a) Filing a Claim. A Participant or his authorized representative may file a claim for benefits under the Plan. Any claim must be in writing and submitted to the Appeals Committee or its delegate at such address as may be specified from time to time. Claimants will be notified in writing of approved claims, which will be processed as claimed. A claim is considered approved only if its approval is communicated in writing to a claimant.

(b) Denial of Claim. In the case of the denial of a claim respecting benefits paid or payable with respect to a Participant, a written notice will be furnished to the claimant within 90 days of the date on which the claim is received by the Appeals Committee. If special circumstances (such as for a hearing) require a longer period, the claimant will be notified in writing, prior to the expiration of the 90-day period, of the reasons for an extension of time; provided, however, that no extensions will be permitted beyond 90 days after the expiration of the initial 90-day period.

(c) Reasons for Denial. A denial or partial denial of a claim will be dated and signed by the Appeals Committee and will clearly set forth:

(i) the specific reason or reasons for the denial;

(ii) specific reference to pertinent Plan provisions on which the denial is based;

(iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

(iv) an explanation of the procedure for review of the denied or partially denied claim set forth below, including the claimant’s right to bring a civil action under ERISA section 502(a) following an adverse benefit determination on review.

(d) Review of Denial. Upon denial of a claim, in whole or in part, a claimant or his duly authorized representative will have the right to submit a written request to the Appeals Committee for a full and fair review of the denied claim by filing a written notice of appeal with the Appeals Committee within 60 days of the receipt by the claimant of written notice of the denial of the claim. A claimant or the claimant’s authorized representative will have, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for benefits and may submit issues and comments in writing. The review will take into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

If the claimant fails to file a request for review within 60 days of the denial notification, the claim will be deemed abandoned and the claimant precluded from reasserting it. If the claimant does file a request for review, his request must include a description of the issues and evidence he deems relevant. Failure to raise issues or present evidence on review will preclude those issues or evidence from being presented in any subsequent proceeding or judicial review of the claim.

(e) Decision Upon Review. The Appeals Committee will provide a prompt written decision on review. If the claim is denied on review, the decision shall set forth:

(i) the specific reason or reasons for the adverse determination;

(ii) specific reference to pertinent Plan provisions on which the adverse determination is based;

(iii) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for benefits; and

(iv) a statement describing any voluntary appeal procedures offered by the Plan and the claimant’s right to obtain the information about such procedures, as well as a statement of the claimant’s right to bring an action under ERISA section 502(a).

A decision will be rendered no more than 60 days after the Appeals Committee’s receipt of the request for review, except that such period may be extended for an additional 60 days if the Appeals Committee determines that special circumstances (such as for a hearing) require such extension. If an extension of time is required, written notice of the extension will be furnished to the claimant before the end of the initial 60-day period.

(f) Finality of Determinations; Exhaustion of Remedies; Limitations Period. To the extent permitted by law, decisions reached under the claims procedures set forth in this Section shall be final and binding on all parties. No legal action for benefits under the Plan shall be brought unless and until the claimant has exhausted his remedies under this Section. In any such legal action, the claimant may only present evidence and theories which the claimant presented during the claims procedure. Any claims which the claimant does not in good faith pursue through the review stage of the procedure shall be treated as having been irrevocably waived. Judicial review of a claimant’s denied claim shall be limited to a determination of whether the denial was an abuse of discretion based on the evidence and theories the claimant presented during the claims procedure. Any suit or legal action initiated by a claimant under the Plan must be brought by the claimant no later than one year following a final decision on the claim for benefits by the Appeals Committee. The one-year limitation on suits for benefits will apply in any forum where a claimant initiates such suit or legal action.

5.3 Indemnification. To the extent not covered by insurance, the Corporation shall indemnify the Appeals Committee, each employee, officer, director, and agent of the Corporation, and all persons formerly serving in such capacities, against any and all liabilities or expenses, including all legal fees relating thereto, arising in connection with the exercise of their duties and responsibilities with respect to the Plan, provided however that the Corporation shall not indemnify any person for liabilities or expenses due to that person’s own gross negligence or willful misconduct.

ARTICLE VI

AMENDMENT AND TERMINATION

6.1 Amendment or Termination. The Corporation reserves the right to amend or terminate the Plan when, in the sole discretion of the Corporation, such amendment or termination is advisable, pursuant to a resolution or other action taken by the Committee. The Plan may also be amended pursuant to a written instrument executed by the Corporation’s senior most human resources officer to the extent such amendment is required under applicable law or is required to avoid having amounts deferred under the Plan included in the income of Participants or beneficiaries for federal income tax purposes prior to distribution.

6.2 Effect of Amendment or Termination. Except as provided in the next sentences, no amendment or termination of the Plan shall adversely affect the rights of any Participant or beneficiary receiving benefits under the Plan as of the effective date of such amendment or termination. Upon termination of the Plan, distribution of Plan benefits shall be made to Participants and beneficiaries in the manner and at the time described in Article IV, unless the Corporation determines in its sole discretion that all such amounts (other than Grandfathered Benefits) shall be distributed immediately upon termination and such distributions are permissible under Code section 409A. Upon termination of the Plan, no further accruals shall occur with respect to any of the benefits described in Appendix A.

In the event of a Change of Control, no amendment or termination of this Plan shall adversely affect the right of any Participant to the benefits accrued by the Participant or to payment of such benefits under the terms of this Plan as in effect immediately prior to such Change of Control.

ARTICLE VII

GENERAL PROVISIONS

7.1 Source of Payments; Rights Unsecured. The amount of any benefit payable under the Plan with respect to any Participant shall be paid from the general assets of the Employer that last employed that Participant. The right of a Participant or his beneficiary to receive a distribution hereunder shall be an unsecured (but legally enforceable) claim against the general assets of an Employer, and neither the Participant nor his beneficiary shall have any rights in or against any assets of an Employer. The Plan at all times shall be considered entirely unfunded for tax purposes. Any funds set aside by an Employer for the purpose of meeting its obligations under the Plan, including any amounts held by a trustee, shall continue for all purposes to be part of the general assets of the Employer and shall be available to its general creditors in the event of the Employer’s bankruptcy or insolvency. An Employer’s obligation under this Plan shall be that of an unfunded and unsecured promise to pay money in the future.

7.2 No Guarantee of Benefits. Nothing contained in the Plan shall constitute a guarantee by an Employer or any other person or entity that the assets of an Employer will be sufficient to pay any benefits hereunder.

7.3 No Enlargement of Rights. No Participant or beneficiary shall have any right to receive a distribution under the Plan except in accordance with the terms of the Plan. Establishment of the Plan shall not be construed to give any Participant the right to continue to be employed by or provide services to an Employer.

7.4 Spendthrift Provision. No interest of any person in, or right to receive a distribution under, the Plan shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind; nor may such interest or right to receive a distribution be taken, either voluntarily or involuntarily for the satisfaction of the debts of, or other obligations or claims against, such person.

7.5 Applicable Law. To the extent not preempted by federal law, the Plan shall be governed by the laws of the State of Indiana.

7.6 Incapacity of Recipient. If any person entitled to a distribution under the Plan is deemed by the Committee to be incapable of personally receiving and giving a valid receipt for such payment, then, unless and until a claim for such payment shall have been made by a duly appointed guardian or other legal representative of such person, the Committee may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Employers and the Plan with respect to the payment.

7.7 Taxes. The Corporation or other payor may withhold from a benefit payment under the Plan or a Participant’s wages, or the Corporation may reduce a Participant’s accrued benefit under the Plan, in order to meet any federal, state, or local tax withholding obligations with respect to Plan benefits. The Corporation or other payor shall report Plan payments and other Plan-related information to the appropriate governmental agencies as required under applicable laws.

7.8 Corporate Successors. The Plan and the obligations of an Employer under the Plan shall become the responsibility of any successor to the Employer by reason of a transfer or sale of substantially all of the assets of the Employer or by the merger or consolidation of the Employer into or with any other corporation or other entity.

7.9 Unclaimed Benefits. Each Participant shall keep the Committee informed of his current address and the current address of his designated beneficiary. The Committee shall not be obligated to search for the whereabouts of any person if the location of a person is not made known to the Committee.

7.10 Severability. In the event any provision of the Plan shall be held invalid or illegal for any reason, any illegality or invalidity shall not affect the remaining parts of the Plan, but the Plan shall be construed and enforced as if the illegal or invalid provision had never been inserted.

7.11 Words and Headings. Words in the masculine gender shall include the feminine and the singular shall include the plural, and vice versa, unless qualified by the context. Any headings used herein are included for ease of reference only, and are not to be construed so as to alter the terms hereof.

IN WITNESS WHEREOF, the President and Chief Executive Office of the Corporation has executed this amendment and restatement of the Plan as of this      day of December, 2007.

LINCOLN NATIONAL CORPORATION

By:	Dennis R. Glass
Its:	President and Chief Executive Officer

APPENDIX A

O&E SERPs – Lincoln National Corporation

	Name	Sex	Date of Birth	Benefit Determination Date	Periodic Benefit ($/month)	Benefit Distribution Form
1	Abbott, J.	F	10/09/1951	In Pay Status	403.67	Joint & 50%
	Abbott, J. (C)[1]	M	05/25/1949

2	Acheson, J.	M	04/12/1922	In Pay Status	1063.82	Joint & 50%
	Acheson, J. (C)	F	08/15/1923

3	Altic, Pamela M.	F	06/03/1954		345.22	Life Only after age 55
	Altic, Pamela M.	F	06/03/1954	In Pay Status	944.67	Temp Life to age 55

4	Baker, Roland	M	08/12/1938	In Pay Status	1530.29	Joint & 50%
	Baker, Roland (C)	F	10/21/1940

5	Bogardus, W.	M	11/05/1942	In Pay Status	1871.72	Joint & 50%
	Bogardus, W. (C)	F	03/07/1952

6	Bojrab, Imen	M	08/28/1953		457.36	Life Only after 55
	Bojrab, Imen	M	08/28/1953	In Pay Status	1289.90	Temp Life to age 55

7	Brazys, Mary Elizabeth	F	11/18/1952		313.25	Life Only after 55

8	Butler, J.	M	03/16/1947	In Pay Status	185.25	Joint & 66 2/3%
	Butler, J. (C)	F	11/04/1947

9	Camp, Sheryn	F	10/16/1951	In Pay Status	235.86	Life Only after age 55

10	Campbell, Robert W.	M	01/18/1944	In Pay Status	367.30	Joint & 50%
	Campbell, Robert W. (C)	F	10/18/1944

11	Cook, Rodgers H.	M	11/20/1919	In Pay Status	218.70	120 months certain and life
	Cook, Rodgers H.	M	11/20/1919	In Pay Status	1856.29	60 months certain and life

12	Cooper, Charlene	F	04/21/1953		128.38	Life Only after 55
	Cooper, Charlene	F	04/21/1953	In Pay Status	365.26	Temp Life to age 55

13	Davenport, T.	M	01/31/1929	In Pay Status	1466.05	Life Only

[1]	“(C)” refers to “Contingent Annuitant.”

	Name	Sex	Date of Birth	Benefit Determination Date	Periodic Benefit ($/month)	Benefit Distribution Form
14	Davies, Richard	M	10/11/1924	In Pay Status	500.17	240 months certain and life

15	Ehlers, Edwin	M	03/10/1923	In Pay Status	835.15	240 months certain and life

16	Ellsworth, David	M	07/25/1941	In Pay Status	1745.28	Joint and 2/3%
	Ellsworth, David (C)[2]	F	11/29/1949

17	Fenker, Dan	M	10/19/1935	In Pay Status	329.04	Joint & 50%
	Fenker, Dan (C)	F	06/07/1939

18	Giller, Gary	M	11/04/1941	In Pay Status	9664.22	Joint & 50%
	Giller, Gary (C)	F	01/03/1941

19	Glass, J.	M	11/11/1935	In Pay Status	1052.66	Life Only

20	Gongwer, Robert	M	11/18/1952	In Pay Status	455.60	Life only after age 55

21	Hamblin, R.	M	04/22/1932	In Pay Status	975.95	Life Only
	Hamblin, R.	M	04/22/1932	In Pay Status	225.47	Life Only

22	Haupert, Lawrence	M	10/14/1942	In Pay Status	102.74	Life Only

23	Hellmuth, Charles	M	12/18/1926 *DOD 02/03/2003	Deceased	8791.16	Joint & 100%
	Hellmuth, Charles (C)	F	03/23/28	In Pay Status 03/01/2003

24	Horein, James	M	06/20/1937	In Pay Status	1688.72	Joint & 50%
	Horein, James		06/20/1937	In Pay Status	201.33	120 months certain and life
	Horein, James (C)	F	04/17/1936

25	Huntley-James, L.	F	06/02/1932	In Pay Status	504.73	120 Months Certain and Joint & 2/3%
	Huntley-James, L. (C)	M	02/18/1934

26	Kennedy, P.	M	09/15/1934	In Pay Status	980.64	Life Only

27	Kindig, Linda	F	04/02/1953		245.73	Life Only after 55
	Kindig, Linda	F	04/02/1953	In Pay Status	727.78	Temp Life to age 55

28	Kindler, John	M	10/27/1939	In Pay Status	5879.34	Joint & 50%
	Kindler, John (C)[3]	F	04/04/1941

29	Kumpf, William	M	7/26/1925	In Pay Status	678.32	Life Only

30	Lacey, Janice[4] Haley, Richard	M	03/12/1952	In Pay Status	11,890.44[5]	Temp Life for 17 payments

[2]	“(C)” refers to “Contingent Annuitant.”
[3]	“(C)” refers to “Contingent Annuitant.”

	Name	Sex	Date of Birth	Benefit Determination Date	Periodic Benefit ($/month)	Benefit Distribution Form
31	Lawson, W.	M	06/25/1939	In Pay Status	3006.52	Joint & 2/3
	Lawson, W.	M	06/25/1939	In Pay Status	608.00	120 Months Certain and life
	Lawson, W. (C)	F	05/08/1939

32	Leahy, R.	M	06/11/1929	In Pay Status	503.38	Joint & 50% 120 months certain
	Leahy, R. (C)	F	03/22/1934

33	Lewis, Stephen	M	10/22/1943	In Pay Status	2939.32	Joint & 2/3
	Lewis, Stephen. (C)	F	04/30/1944

34	Lieske, H.	M	03/10/1940	In Pay Status	105.78	Life Only

35	McAvity, T. (TV)	M	03/04/1942	In Pay Status	615.03	Life Only

36	Meyer, D.	M	12/06/1931	In Pay Status	500.00	Joint & 2/3
	Meyer, D. (C)	F	12/15/1935

37	Moore, J.	M	09/27/1931	In Pay Status	657.30	Life Only
	Moore, J.	M	09/27/1931	In Pay Status	17.81	Life Only

38	Morgan, James	M	05/08/1939	In Pay Status	1055.19	Joint & 50%
	Morgan, James (C)	F	11/07/1941

39	Naefe, D. (TV)	M	09/12/1942	In Pay Status	647.40	Life Only

40	Nine, E.	M	07/31/1937	In Pay Status	878.56	Joint & 50%
	Nine, E.(C)	F	02/23/1943

41	O’Connor, Brian	M	09/19/1943	In Pay Status	5332.22	Life Only

42	Oglesby, Rachel	F	01/30/52		120.61	Life Only after 55

43	Oliver, Joyce	F	10/12/1953		265.74	Life Only after age 55
	Oliver, Joyce	F	10/12/1953	In Pay Status	713.52	Temp Life to age 55

44	Patel, Asha	F	04/24/53	In Pay Status	127.98	Temp Life to age 55

45	Pett-Lindstrom, Bonnie J.	F	09/22/1950	In Pay Status 10/01/2007	98.78	Life Only

46	Portis, Patricia	F	10/11/1953		122.68	Life Only after age 55
	Portis, Patricia	F	10/11/1953	In Pay Status	345.64	Temp Life to age 55

47	Ranch, L.	M	02/02/1937 06/29/2003 Date of Death	Deceased	[ ]	120 months certain and J&S 50%
	Ranch, L. (C)[6]	F	04/05/1938	In Pay Status 07/01/2003	74.28

[4]	This is an annual benefit, not a monthly payment.
[5]	This is an annual benefit amount, not a monthly payment.
[6]	“(C)” refers to “Contingent Annuitant.”

	Name	Sex	Date of Birth	Benefit Determination Date	Periodic Benefit ($/month)	Benefit Distribution Form
48	Richardville, Michael	M	02/15/1954		618.89	Life Only after age 55
	Richardville, Michael	M	02/15/1954	In Pay Status	1729.88	Temp Life to age 55

49	Roesner, Lois	F	09/29/1926	In Pay Status	200.00	Life Only

50	Sanders, Bill	M	09/01/1939	In Pay Status	486.71	Life Only

51	Schlatter, Nancy L.	F	03/30/1952		57.93	Life Only after age 55

52	Seitz, Stephanie	F	10/24/1952	In Pay Status	42.12	Life Only after age 55

53	Siebert, Phil	M	10/07/1916	In Pay Status	200.00	Joint & 100%
	Siebert, Phil (C)	F	04/01/1921

54	Siletto, D.	M	03/22/1931	In Pay Status	2532.03	Life Only

55	Smith, C.	M	08/07/1930	In Pay Status	568.92	Joint & 50%
	Smith, C. (C)	F	07/04/1930

56	Smith, G. Scott	M	04/17/1942	In Pay Status	725.49	Joint & 50%
	Smith, G. Scott (C)	F	09/03/1942

57	Steele, H.	M	04/02/1930	In Pay Status	1131.89	Life Only
	Steele, H.	M	04/02/1930	In Pay Status	72.00	120 months certain and life

58	Steinhaus, O. (1)	M	02/02/1935	In Pay Status	6702.37	Joint & 50%
	Steinhaus, O. (2)	M	02/02/1935	In Pay Status	24.37	120 months certain
	Steinhaus, O. (C)	F	05/07/1936

59	Stevenson, Keith	M	09/24/1934	In Pay Status	253.91	Joint & 50%
	Stevenson, Keith (C)[7]	F	06/18/1946

60	Sutton, Larry	M	11/06/1951	In Pay Status	463.94	Life Only after age 55

61	Tellman, R.	M	11/26/1935	In Pay Status	1435.13	Joint & 50%
	Tellman, R. (C)	F	09/21/1943

62	Thomas, Sheila	F	08/30/1951	In Pay Status	451.56	Life Only after age 55

63	Tunis, Jim	M	11/26/1941	In Pay Status	894.85	Joint & 100%
	Tunis, Jim	F	11/07/1948

64	Walker, Michael	M	11/29/1947	In Pay Status	187.73	Joint & 100%
	Walker Michael (C)	F	08/30/1950

[7]	“(C)” refers to “Contingent Annuitant.”

	Name	Sex	Date of Birth	Benefit Determination Date	Periodic Benefit ($/month)	Benefit Distribution Form
65	Warner, Alice	F	11/07/1952	In Pay Status	212.54	Life Only after age 55

66	Wells, K (C)	F	04/15/1952
	Wells, K.[8]	M	10/15/1934 *DOD 07/01/2004	In Pay Status	17.24	Joint & 50%

67	West, T.	M	08/15/1940	In Pay Status	3889.40• 4311.40 (6/1/08)	Life Only
	West, T.	M	08/15/1940	In Pay Status	Variable	Life Only Variable

68	White, Joseph	M	10/10/1935	In Pay Status	1000.00	Life Only

69

[8]	9/1/95 benefit fixed at $3889.40, balance variable. Effective 6/1/08 fixed payment increased to $4311.40 as benefit was not reduced on 9/1/02, balance variable.

Benefit Determination Date and Commencement Date after December 31, 2007

	Name	Sex	Date of Birth	Benefit Determination Date	Periodic Benefit ($/month)	Benefit Distribution Form*
70	Boscia, Jon	M	04/15/1952	Separation from Service (08/31/2007)	28,585.33	100% Joint and Survivorship with 10 years certain
	Boscia, Jon (C)[9]	F	09/19/1952

71	Bryce, George	M	01/20/1946	The first day of the month following the month of Separation from Service.	852.44 (based on estimated Benefit Determination Date of 02/01/2011)	Single Life Annuity only

72	Farkas, Fred	M	07/11/1946	May commence at any time up to age 65	769.55[10] (based on estimated Benefit Determination Date of 01/01/2005)	Single Life Annuity only

	Farkas, Fred (TV) update annually	M	07/11/1946	No longer payable unless he commences prior to 7/1/2008	179.88[11] (based on estimated Benefit Determination Date of 01/01/2005)	Social Security Supplement (same form as above)

73	Shaheen, G.	F	12/17/1953	May commence at any time up to Age 65 but no sooner than Age 55 (actuarially reduced for early commencement)	935.45 (based on estimated Benefit Determination Date of 01/01/2019)	Single Life Annuity only

*	No pre-retirement death benefit or spousal annuity provided unless specifically indicated otherwise.
[9]	“(C)” refers to “Contingent Annuitant.”
[10]

Mr. Farkas was promised that no early retirement reduction factors would be applied to his benefit; the benefit under this Plan will therefore decrease as Mr. Farkas ages, and at attainment of age 65 will equal zero.

[11]	Mr. Farkas was promised a social security supplement under the applicable Qualified Plan if he retired and went into pay status before attainment of age 62.

Benefit Determination Date and Commencement Date after December 31, 2007

	Name	Sex	Date of Birth	Benefit Determination Date	Periodic Benefit ($/month)	Benefit Distribution Form*
74	Stephenson, Todd	M	09/16/1954	Age 55	Calculated as the difference between (a) and (b), where (a) is equal to the non-qualified retirement plan benefit using total service (ASI and LNL), and (b) is equal to the non-qualified benefit using LNL service only.	Lump sum or any Life Annuity Form available under the qualified retirement plan in which Mr. Stephenson participates
O&E SERPS—JP
	Name	Sex	Date of Birth	Benefit Commencement Date	Periodic Benefit ($/month)	Benefit Distribution Form
75	Page, Glennette	F	10/30/1944	The first day of the second month following the month in which the Participant Separates from Service	$1,000	Monthly Income for Life

O&E SERPS – CIGNA

No Benefit Accrual After December 31, 2007 for CIGNA SERPS

	Name	Sex	Date of Birth	Date of Separation from Service	Benefit Commencement Date	Periodic Benefit ($/month)	Benefit Distribution Form
76	Amoroso, Lawrence	M				7711.40

77	Batza, John	M	06/13/1945	06/30/2000 (T)	6/30/2000	246.82	Joint and 50% Survivor
	Batza, John (C)[1][2]	F

78	Brown, Douglas	M	04/22/1946	12/31/2006 (T)	02/01/2008

79	Neustadt, Tim	M	08/16/1945	08/31/2000 (T)	09/01/2000 (rehire 2/10/03)	1272.00; 228.2[13]	Life Only

80	Smith, Larry	M	10/03/1949	12/31/2004 (T)

81	Utley, Sue Ann	F	02/01/1945	03/31/2000 (T)	04/01/2000	245.81 @ 4/1/00 259.19@ 8/1/07 201.83@ 3/1/10	Life Only

82	Anderson, Lorraine	F	09/30/1945	09/30/2000 (T)	10/01/2000	672.63	Life Only

83	Browlie, III, Smith	M	08/15/1958	09/30/1998 (T)

84	Cahoon, Joseph	M	03/29/1943	06/10/2005 (T)

85	Cardinal Anthony	M	06/23/1949	11/03/2006 (T)

86	Cullen, Jeffrey	M	04/15/1951	07/09/1999 (T)	05/01/2006	137.00 –S I 85.19 – S II	Life Only Life Only

87	Fitzgerald, Dennis	M	09/06/1941	12/31/2006 (T)	02/01/2008

88	Friel, Jack	M	01/09/1951	12/31/2006 (T)	02/01/2008

89	Hemmer, John	M	03/20/1947	11/21/2005 (T)

90	Jacobson Harvey	M	06/08/1950	09/14/2000 (T)

91	Karlan, Kenneth	M	02/15/1941	12/31/1999 (T)	01/01/2004	485.58	Joint & 50%

92	MacDonald, John	M	06/04/1954	01/22/2002 (T)

93	MacKenzie, Joann	F	11/15/1951	12/31/2006 (T)	02/01/2008

[12]	“(C)” refers to “Contingent Annuitant.”
[13]	This payment ends when Mr. Neustadt attains age 62.

No Benefit Accrual After December 31, 2007 for CIGNA SERPS

	Name	Sex	Date of Birth	Date of Separation from Service	Benefit Commencement Date	Periodic Benefit ($/month)	Benefit Distribution Form
94	Mckenna, William	M	07/06/1956	01/01/2006 (T)	03/01/2007

95	McNulty, Brian	M	03/22/1956	01/02/2006 (T)

96	Montgomery, Scott	M	06/21/1961	07/19/2002 (T)

97	Peters, Jon	M	04/10/1951	09/30/1998 (T)

98	Ranftle, Gary	M	03/05/1960	09/20/2004 (T)

99	Roeser, Kathleen	F	09/17/1964	02/26/2007 (T)	04/01/2008

100	Sallee, Kitten	F	09/10/1946	05/30/2003 (T)	06/01/2003	27.18; 25.28; 31.05- SI1[4] 182.32 - SII	Joint & 50% Joint & 50%

101	Sathe, Robert	M	10/01/1946	07/06/2000 (T)	02/01/2002	271.17; 84.71 – SI15 634.15; 158.01– SII	Joint & 50% Joint & 50%

102	Schilling, Bruce	M	05/27/1960	12/31/1999 (T)

103	Scott, Jeffrey	M	10/27/1946	12/29/2004 (T)	01/01/2004	3990.54 – SI 849.93 – SII	Joint & 100% Joint & 100%

104	Sirpis, Andrew	M	05/30/1944	05/31/2006 (T)	07/01/2008	Will be paid out before 12/31/2007

105	Stanger, James	M	10/27/1951	12/01/2006 (T)	03/01/2008		LS – SI Joint & 50% - SII

106	Williams, Michael	M	02/11/1958	10/31/2000 (T)
No Benefit Accrual After December 31, 2007 for CIGNA SERPS
	Name	Sex	Date of Birth	Hire Date C – CIGNA L - Lincoln	Benefit Commencement Date	Periodic Benefit ($/month)	Benefit Distribution Form
107	Concepcion, Jeffrey	M	09/09/1965	01/12/1987 – C 01/01/1998 – L		21.26 – SI 561.32 – SII	Life Annuity Life Annuity

[14]	The $25.28 and $31.05 monthly payments are temporary and will cease on 10/01/2008.
[15]	The $84.71 and $271.77 monthly payments are temporary and will cease on 10/01/2008.

No Benefit Accrual After December 31, 2007 for CIGNA SERPS
	Name	Sex	Date of Birth	Hire Date C – CIGNA L - Lincoln	Benefit Commencement Date	Periodic Benefit ($/month)	Benefit Distribution Form
108	Densel, Christine	F	02/08/1948	03/10/1986 – C 01/01/1998 – L		404.25 – SI 276.51 – SII	Life Annuity Life Annuity

109	Drayer, Madelyn	F	10/17/1952	07/10/1978 – C 01/01/1998 – L		219.26 – SI	Life Annuity

110	Flynn, Joseph	M	09/09/1947	04/02/1979 – C 01/01/1998 – L		58.08 – SI 19.47 – SII	Life Annuity Life Annuity

111	Gasparotto, James	M	09/06/1954	07/17/1984 – C 01/01/1998 – L		182.39 – SI	Life Annuity

112	Jones, Russell	M	10/27/1955	12/15/1979 – C 01/01/1998 – L		750.33 – SI	Life Annuity

113	Katz, Arthur	M	07/20/1962	04/26/1988 – C 01/01/1998 – L		16.38- SI	Life Annuity

114	Preston, Donald	M	10/18/1950	06/01/1972 – C 01/01/1998 – L		106.38 - SI	Life Annuity

115	Rojeck, Richard	M	08/05/1952	09/01/1980 – C 01/01/1998 – L		492.14 - SI	Life Annuity

116	Standke, Van	M	05/08/1945	11/27/1972 – C 01/01/1998 – L		1294.06 - SI	Life Annuity

117	Barrett, James	M	11/20/1943	11/27/1972 – C 01/01/1998 – L		2.14 – SI 709.23 – SII	Life Annuity Life Annuity

118	Burnaford, Donald	M	03/22/1950	03/12/1973 – C 01/01/1998 – L		21.26 – SI 516.32 – SII	Life Annuity Life Annuity

119	Coe, Kenneth	M	07/07/1949	06/03/1985 – C 01/01/1998 – L		3.94 – SI 187.76 – SII	Life Annuity Life Annuity

120	DeWald, Jeffrey	M	10/20/1954	05/11/1981 – C 01/01/1998 – L		63.90 – SI	Life Annuity

121	Gruber, John	M	12/31/1949	10/01/1975 – C 01/01/1998 – L		709.84 – SI 448.19 – SII	Life Annuity Life Annuity

122	Lograsso, Michael	M	02/09/1951	06/21/1976 – C 01/01/1998 – L		27.28 – SI 541.65 – SII	Life Annuity Life Annuity

123	Page, Richard	M	08/17/1950	04/01/1978 – C 01/01/1998 – L		40.76 – SI 535.52 – SII	Life Annuity Life Annuity

124	Praznik, John	M	02/16/1948	10/24/1977 – C 01/01/1998 - L		105.23 – SI 1036.11 – SII	Life Annuity Life Annuity

125	Prisciotta, Daniel	M	07/28/1963	08/31/1987 – C 01/01/1998 - L		148.42	Life Annuity

126	Rollauer, Robert	M	03/29/1946	01/02/1979 – C 01/01/1998 – L		433.81 – SI 4624.44 – SII	Life Annuity Life Annuity

127	Schulman, Mark	M	06/01/1950	08/09/1992 – C 01/01/1998 – L		35.92 – SI 773.31 – SII	Life Annuity Life Annuity

SI – CIGNA SERP I Benefit

SII = CIGNA SERP II Benefit